UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                   ----------


        Date of Report (Date of earliest event reported): February 12, 2010


                            GRANDSOUTH BANCORPORATION




Incorporated under the     Commission File No. 000-31937      I.R.S. Employer
laws of South Carolina                                        Identification No.
                                                                  57-1104394


                                 381 Halton Road

                        Greenville, South Carolina 29607

                             Telephone: 864-770-1000



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         On February 12, 2010, the Registrant filed with the South Carolina Secretary of State Articles of Amendment for the purpose of amending its Articles of Incorporation to reclassify outstanding shares of its common stock held of record by holders of less than 2,001 shares as Series A Preferred Stock.

         The Articles of Amendment for the reclassification are attached hereto as Exhibit 3, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.                     Description of Exhibit
-----------                     ----------------------

    3               Articles of Amendment for reclassification



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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 GRANDSOUTH BANCORPORATION
                                 (Registrant)



Date: February 12, 2010          By: /s/ Ronald K. Earnest
                                    --------------------------------------------
                                    Ronald K. Earnest
                                    President




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                                  EXHIBIT INDEX

Exhibit No.                     Description of Exhibit
-----------                     ----------------------

    3                     Articles of Amendment for reclassification